SECURITY LIFE OF DENVER INSURANCE COMPANY

and its

Security Life Separate Account A1
and

Security Life Separate Account S-A1

Supplement Dated July 31, 2015

This supplement amends certain information contained in your current prospectus and Statement of Additional Information (“SAI”), if applicable. Please read it carefully and keep it with your prospectus and/or SAI for future reference.

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IMPORTANT INFORMATION ABOUT THE
PRINCIPAL EXECUTIVE OFFICE OF
SECURITY LIFE OF DENVER INSURANCE COMPANY

Effective on August 1, 2015, the principal executive office of Security Life of Denver Insurance Company, the issuer of your variable annuity contracts, will be changing to:

8055 East Tufts Avenue, Suite 710

Denver, CO 80237

All references to this executive office in your prospectus and SAI are to be changed accordingly.

SAME-SEX MARRIAGES

The U.S. Supreme Court has ruled that state bans on same-sex marriages are unconstitutional. Please update the FEDERAL TAX CONSIDERATIONS section of your prospectus to include the following:

Since June 26, 2013, same-sex marriages have been recognized for purposes of federal law. On that date, pursuant to the U.S. Supreme Court’s holding in United States v. Windsor, same-sex marriages began to be recognized under federal law and the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Tax Code Sections 72(s) and 401(a)(9) began to be available to same-sex spouses. On June 26, 2015, the U.S. Supreme Court ruled in Obergefell v. Hodges that all states are required to (1) license a marriage between two people of the same-sex and (2) recognize a marriage between two people of the same sex when their marriage was lawfully licensed and performed out-of-state. There are still unanswered questions regarding the scope and tax impact of these two U.S. Supreme Court decisions. Consequently, if you are married to a same-sex spouse or have entered into a domestic partnership or civil union under state law, you should contact a tax and/or legal adviser regarding your spousal rights and benefits under the Contract from a state and local income tax perspective.

X.EXDEM-15GW	July 2015